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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 10, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


         MISSOURI                    0-20600                 43-1311101
      (State or other           (Commission File          (I.R.S. Employer
      jurisdiction of                Number)               Identification
       organization)                                           Number)

           3101 MCKELVEY ROAD
           ST. LOUIS, MISSOURI                                  63044
(Address of principal executive offices)                     (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On August 10, 2005, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter ended June 30, 2005. Under applicable SEC rules, the Registrant has filed a five-day extension of the deadline for filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange
Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) The following exhibit is filed as part of this report:

            Exhibit Number                Description
            --------------                -----------

            99               Press Release issued by the Company on
                             August 10, 2005.

                                    * * *



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                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 12, 2005

                                           ZOLTEK COMPANIES, INC.



                                           By   /s/ Kevin Schott
                                              -----------------------
                                              Kevin Schott
                                              Chief Financial Officer



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                                EXHIBIT INDEX







Exhibit
Number                          Description
------                          -----------

  99               Press Release, dated August 10, 2005.